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                                                                   EXHIBIT 10.17

                               SUBLEASE AGREEMENT


EFFECTIVE DATE: December 31, 1998

ARTICLE 1: FUNDAMENTAL SUBLEASE PROVISIONS.

Article 1.1              PARTIES:

                         Sublessor:  SILICON GRAPHICS, INC.,
                                     a Delaware corporation

                         Sublessee:  VERITAS SOFTWARE CORPORATION,
                                     a Delaware corporation


     MASTER LEASE: Sublessor, as tenant, is leasing from Master Lessor (as described below), as landlord, approximately 92,400 square feet of space located at 900 Alta Avenue, Mountain View, CA 94043 (the "Premises") upon the terms and conditions of that certain Lease Agreement dated March 16, 1995, as amended by Amendment No. 1 to Lease dated December 8, 1995 (collectively, the "Master Lease"). A copy of the Master Lease is attached hereto as Exhibit A.

Article 1.2 MASTER LESSOR. John Arrillaga, Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST), as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST), as amended.

Article 1.3 SUBLEASE PREMISES: The Sublease Premises consists of the entirety of the Premises and contains approximately 92,400 square feet (the "Sublease Premises").

Article 1.4 SUBLEASE TERM: The Sublease Term shall commence on the Commencement Date and end on the Termination Date, unless terminated earlier pursuant to the terms of this Sublease.

Article 1.5    COMMENCEMENT DATE: March 1, 1999

Article 1.6 TERMINATION DATE: August 15, 2005, subject to earlier termination on August 31, 2002 pursuant Article 19.9.1 below.

Article 1.7    RENTAL COMMENCEMENT DATE: March 1, 1999

Article 1.8    MINIMUM MONTHLY RENT:

               3/1/99 - 8/31/02         $231,000.00 ($2.50/sq.ft./month NNN)
               9/1/02 - 8/31/05         100% of fair market rental as determined
                                        pursuant to Article 19.9.2 below.



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Article 1.9         PREPAID RENT: $231,000.00

Article 1.10        SECURITY DEPOSIT: $231,000.00

Article 1.11 PERMITTED USE: General office and research and development and such other uses permitted under the Master Lease.

Article 1.12        ADDRESSES FOR NOTICES:

               Master Lessor:

               Sublessor:     SILICON GRAPHICS, INC.
                              2011 N. Shoreline Blvd.
                              Mountain View, CA 94043-1389
                              Attn: Manager, Corporate Real Estate
                              M/S 720

                              With copy to:

                              SILICON GRAPHICS, INC.
                              2011 N. Shoreline Blvd.
                              Mountain View, CA 94043-1389
                              Attn: Legal Services
                              M/S 710

               Sublessee:     Veritas Software Corporation
                              1600 Plymouth Street
                              Mountain View, CA 94043
                              Attn: General Counsel

Article 1.13        SUBLESSOR'S BROKER: Cornish and Carey Commercial

Article 1.14        SUBLESSEE'S BROKER: E&Y Kenneth Leventhal Company

Article 1.15 EXHIBITS AND ADDENDA: The following exhibits and any addenda are annexed to this Sublease:

               Exhibit A - Master Lease

Each reference in this Sublease Agreement ("Sublease") to any provision in
Article 1 shall be construed to incorporate all of the terms of each such provision. In the event of any conflict between this Article 1 and the balance of the Sublease, the balance of the Sublease shall control.






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ARTICLE 2: SUBLEASE PREMISES.

Article 2.1 SUBLEASE. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Sublease Term, at the Rent and upon the terms and conditions hereinafter set forth, the Sublease Premises. Sublessee acknowledges that the area of the Sublease Premises as specified in Article 1 is an estimate and that Sublessor does not warrant the exact area of the Sublease Premises. By taking possession of the Sublease Premises, Sublessee accepts the area of the Sublease Premises as that specified in Article 1.

Article 2.2 CONDITION OF THE SUBLEASE PREMISES. Sublessee shall accept possession of the Sublease Premises on the Commencement Date in its "as-is, where-is" condition. Sublessor shall have no obligation to Sublessee to construct any tenant improvements or provide Sublessee with any tenant improvement allowance under this Sublease. Sublessee acknowledges that except as expressly stated in this Sublease, (i) Sublessor makes no warranties or representations regarding the physical condition of the Sublease Premises; (ii) Sublessee has had an opportunity to inspect the Sublease Premises, including the roof and structural components of the building; the electrical, plumbing, HVAC, and other building systems serving the Sublease Premises; and the environmental condition of the Sublease Premises and related common areas; and to hire experts to conduct such inspections on its behalf; (iii) Sublessee is leasing the Sublease Premises based on its own inspection of the Sublease Premises and those of its agents, and is not relying on any statements, representations or warranties of Sublessor or its employees, brokers, agents or other representatives regarding the physical condition of the Sublease Premises; and (iv) the Sublease Premises will not include Sublessor's furniture, movable partitions (including power distribution systems servicing movable partitions) and card-key access systems. Sublessee's taking of possession of the Sublease Premises shall constitute conclusive evidence that the Sublease Premises are in good, clean and tenantable condition, subject to
Section 19.9.3 below.

ARTICLE 3: TERMS OF THE MASTER LEASE.

Article 3.1 SUBLEASE SUBORDINATE. This Sublease is subordinate and subject to all of the terms and conditions of the Master Lease. If the Master Lease terminates for any reason whatsoever, this Sublease shall terminate concurrently, and the parties hereto shall be relieved of any liability thereafter accruing under this Sublease.

Article 3.2 ASSUMPTION OF OBLIGATIONS. To the extent applicable to the Sublease Premises and Sublessee's use of the Sublease Premises and common areas, Sublessee hereby expressly agrees to comply with, and assumes and agrees to perform and discharge, as and when required by the Master Lease, all duties and obligations to be paid, performed or discharged by Sublessor under the terms, covenants and conditions of the Master Lease from and after the Commencement Date, except as specifically set forth in this Sublease. Sublessee shall not commit or suffer at any time any act or omission that would violate any provision of the Master Lease. So long as Sublessee complies with the terms and conditions, and performs all of its obligations under this Sublease, Sublessor shall not commit any act or omission during the Sublease Term which would lead to the termination of the Master Lease by Master Lessor. Notwithstanding the foregoing, if Sublessee fails to comply with any of its obligations under this Sublease, and does not cure such failure within the applicable cure period following proper notification from Sublessor, then Sublessor shall have no obligation to Sublessee to maintain the Master Lease for Sublessee's benefit.



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Article 3.3    MASTER LESSOR'S OBLIGATIONS. Sublessor shall not be responsible to Sublessee for furnishing any service, maintenance or repairs to the Sublease Premises which are the obligation of the Master Lessor under the Master Lease, it being understood that Sublessee shall look solely to Master Lessor for performance of any such service, maintenance or repairs. However, if Master Lessor shall fail to perform its obligations under the Master Lease, Sublessor, upon receipt of written notice from Sublessee, shall use commercially reasonable efforts to attempt to enforce the obligations of Master Lessor under the Master Lease; provided, however, that Sublessor shall not be required to incur any costs or expenses in connection therewith unless Sublessee agrees to reimburse Sublessor for any such costs and expenses as Additional Rent hereunder.

Article 3.4 SUBLESSOR'S RIGHTS AND REMEDIES. In addition to all the rights and remedies provided to Sublessor at law or in equity, (a) if Sublessee fails, within any applicable grace periods provided herein, to perform any act on its part to be performed pursuant to the requirements of the Master Lease or as otherwise required by this Sublease, then Sublessor may, but shall not be obligated to, enter he Sublease Premises to perform such act, and all costs and expenses incurred by Sublessor in doing so shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand; and (b) in the event of any breach by Sublessee of any of its obligations under this Sublease, Sublessor shall have all of the rights with respect to such default which are available to Master Lessor under the Master Lease. Unless otherwise provided in this Sublease, Sublessee shall be in material default of its obligations under this Sublease if (i) Sublessee fails to pay Rent as and when due and such failure is not cured within the time period set forth in the Master Lease, or (ii) Sublessee fails to perform any term, covenant or condition of this Sublease as and when due (except those requiring payment of Rent) and such failure is not cured within the time period set forth in the Master Lease less ten (10) days.

ARTICLE 4: SUBLEASE TERM.

Article 4.1 COMMENCEMENT AND TERMINATION DATES. The term of this Sublease ("Sublease Term") shall be for the period of time commencing on the commencement date described in Article 1 (the "Commencement Date") and ending on the termination date described in Article 1 or on such earlier date of termination as provided herein (the "Termination Date"). Sublessee shall have no option to extend or renew the Sublease Term.

Article 4.2 DELAY IN COMMENCEMENT. If for any reason possession of the Sublease Premises has not been delivered to Sublessee by the scheduled Commencement Date or any other date, Sublessor shall not be liable to Sublessee or any other person or entity for any loss or damage resulting therefrom. In the event of such delay, the Commencement Date shall be delayed until possession of the Sublease Premises is delivered to Sublessee, but the Termination Date shall not be extended. If Sublessor is unable to deliver possession of the Sublease Premises to Sublessee within thirty (30) days after the Commencement Date, then Sublessee may terminate this Sublease by giving written notice to Sublessor at any time after that date, and the parties shall have no further liability thereafter accruing under this Sublease. In the event that this Sublease is terminated pursuant to the terms of this Article 4.2, Sublessor shall return to Sublessee any Prepaid Rent and/or Security Deposit delivered to Sublessor pursuant to the terms hereof.

Article 4.3 EARLY OCCUPANCY. If Sublessor permits Sublessee to occupy the Sublease Premises prior to the Rental Commencement Date, such occupancy shall be subject to all of the provisions of this Sublease, except for the payment of Minimum Monthly Rent. Early occupancy of the Sublease Premises shall not advance the Termination Date. Sublessee shall, prior to entering the Sublease Premises,

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deliver to Sublessor certificates of insurance evidencing the policies required of Sublessee under this Sublease.

ARTICLE 5:  RENT AND ADDITIONAL EXPENSES.

Article 5.1 PAYMENT OF RENT. All monies payable by Sublease under this Sublease shall constitute "Rent." All Rent shall be paid in lawful money of the United States, without any deduction or offset, to Sublessor at the address of Sublessor specified in Article 1 or such other place as Sublessor may designate in writing. No payment by Sublessee of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Sublessor may accept such check or payment without prejudice to its right to recover the balance of such Rent or to pursue any other remedy. Rent for any partial calendar months at the beginning or end of the Sublease Term shall be prorated based on a thirty (30) day month.

Article 5.2 MINIMUM MONTHLY RENT. Sublessee shall pay to Sublessor the sums set forth in Article 1 hereof as Minimum Monthly Rent, in advance, on the first day of each calendar month throughout the Sublease Term, commencing on the Rental Commencement Date.

Article 5.3 ADDITIONAL RENT. In addition to Minimum Monthly Rent, Sublessee shall pay to Sublessor from time to time upon demand, the amount of any real property taxes, maintenance, insurance, utilities and other charges attributable to the Sublease Premises and common and outside areas payable by Sublessor under the Master Lease. Sublessee agrees that any and all charges, fees, impositions and payments of any kind whatsoever due or owing by Sublessor under the Master Lease and accruing from and after the Commencement Date (and, with regard to Additional Rent, from and after the Early Occupancy Date) shall be passed through to Sublessee as Additional Rent hereunder; provided, however, that Sublessee shall have no obligation to pay any late fees attributable to Sublessor's failure to timely pay rent under the Master Lease, provided that Sublessee has paid all Rent as and when due under this Sublease.

Article 5.4 PREPAID RENT. Concurrently with Sublessee's execution of this Sublease, Sublessee shall pay to Sublessor the sum specified in Article 1 as prepaid Rent, which shall be applied to the installments of Minimum Monthly Rent first coming due under this Sublease.

Article 5.5 LATE CHARGE. If Sublessee fails to pay any Rent due hereunder within five (5) days after Sublessor notifies Sublessee that such amount is past due, then Sublessee shall pay Sublessor a late charge equal to five percent (5%) of such delinquent amount as liquidated damages for Sublessee's failure to make timely payment. Any notice given by Sublessor pursuant to Sections 1161 and 1162 of the California Code of Civil Procedure shall be deemed to be concurrent with, and not in addition to, the notice required herein. This provision for a late charge shall not be deemed to grant Sublessee a grace period or extension of time for performance. If any Rent remains delinquent for a period in excess of thirty (30) days then, in addition to such late charge, Sublessee shall pay to Sublessor interest on the delinquent amount from the end of such thirty (30) day period until paid, at the rate of ten percent (10%) per annum or the maximum rate permitted by law.

ARTICLE 6: SECURITY DEPOSIT. Upon execution of this Sublease, Sublessee shall deposit with Sublessor in cash the sum specified in Article 1 hereof as a "Security Deposit." If the Minimum Monthly Rent shall increase during the Sublease Term, then Sublessee shall, on or before the date of such increase,


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pay to Sublessor an amount sufficient to increase the Security Deposit to the amount of the increased Minimum Monthly Rent. The Security Deposit shall be held by Sublessor as security for Sublessee's faithful performance under this Sublease. If Sublessee fails to pay any Rent as and when due under this Sublease or otherwise fails to perform its obligations hereunder, then Sublessor may, at its option and without prejudice to any other remedy which Sublessor may have, apply, use or retain all or any portion of the Security Deposit toward the payment of delinquent Rent or for any loss or damage sustained by Sublessor due to such failure by Sublessee. Sublessee shall upon demand restore the Security Deposit to the original sum deposited. The Security Deposit shall not bear interest nor shall Sublessor be required to keep such sum separate from its general funds. To the extent not otherwise applied by Sublessor as provided herein, the Security Deposit shall be returned to Sublessee within thirty (30) days after the Termination Date. In the event of bankruptcy or other debtor-creditor proceedings filed by or against Sublessee, such Security Deposit shall be deemed to be applied first to the payment of Rent due Sublessor for the period immediately prior to the filing of such proceedings.

ARTICLE 7: USE.

Article 7.1 USE OF THE SUBLEASE PREMISES. Sublessee shall use the Sublease Premises solely for the purposes specified in Article 1 and otherwise in strict conformance with the requirements of the Master Lease, and for no other purpose whatsoever.

Article 7.2 SUITABILITY. Sublessee acknowledges that neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Sublease Premises, the permitted uses that can be made of the Sublease Premises under existing laws, or the suitability of the Sublease Premises for the conduct of Sublessee's business, nor has Sublessor agreed to undertake any modification, alteration or improvement to the Sublease Premises.

Article 7.3 ALTERATIONS. Sublessee shall make no alterations, improvements or additions to, in, on or about the Sublease Premises without the prior written consent of both Sublessor and Master Lessor (which consent shall not be unreasonably withheld by Sublessor) and otherwise in strict conformance with the requirements of the Master Lease.

Article 7.4    HAZARDOUS MATERIALS.

     Article 7.4.1 DEFINITIONS. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any state, federal, or local government authority, including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Department of Health Services or the Food and Drug Agency. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include (i) any substance, product, waste or other material of any nature whatsoever which may give rise to liability under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance or strict liability or under any reported decisions of a state or federal court; (ii) gasoline, diesel fuel, or other petroleum hydrocarbons; (iii) polychlorinated biphenyls; (iv) asbestos containing materials; (v) urea formaldehyde foam insulation; and (vi) radon gas. As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency which regulates the use, storage, generation, discharge, treatment, transportation, release, or disposal of any Hazardous Material.



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     Article 7.4.2       USE RESTRICTION. Sublessee shall not cause or permit
any Hazardous Material to be used, stored, generated, discharged, treated, transported to or from, released or disposed of in, on, over, through, or about the Sublease Premises, or any other land or improvements in the vicinity of the Sublease Premises, without the prior written consent of Master Lessor and Sublessor, which consent may be withheld in the sole and absolute discretion of Master Lessor and/or Sublessor, except for ordinary office and cleaning supplies. Without limiting the generality of the foregoing, (a) any use, storage, generation, discharge, treatment, transportation, release, or disposal of Hazardous Material by Sublessee shall strictly comply with all applicable Hazardous Material Laws, and (b) if the presence of Hazardous Material on the Sublease Premises caused or permitted by Sublessee or its agents, employees, invitees or contractors results in contamination of the Sublease Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Sublease Premises, Sublessee, at its expense, shall promptly take all actions necessary to return the Sublease Premises to the condition prior to the existence of such Hazardous Material.

     Article 7.4.3         INDEMNITY.

          Article 7.4.3.1 Sublessee shall defend, protect, hold harmless and indemnify Sublessor and its agents, employees, contractors, stockholders, officers, directors, successors and assigns with respect to all judgments, claims, damages, actions, losses, penalties, fines, liabilities and other expenses (including, but not limited to, reasonable attorneys', consultants', and expert witnesses' fees) which result from or arise out of the storage, use, generation, discharge, treatment, transportation, release or disposal of Hazardous Material by Sublessee or its agents, employees, contractors, or invitees in, on, over, through, from or about the Sublease Premises. The foregoing obligations shall survive the expiration or earlier termination of this Sublease.

          Article 7.4.3.2 Sublessor shall defend, protect, hold harmless and indemnify Sublessee and its agents, employees, contractors, stockholders, officers, directors, successors and assigns with respect to all judgments, claims, damages, actions, losses, penalties, fines, liabilities and other expenses (including, but not limited to, reasonable attorneys', consultants', and expert witnesses' fees) which result from or arise out of the storage, use, generation, discharge, treatment, transportation, release or disposal of Hazardous Material by Sublessor or its agents, employees, contractors, or invitees in, on, over, through, from or about the Sublease Premises prior to the Early Occupancy Date. The foregoing obligations shall survive the expiration or earlier termination of this Sublease.

ARTICLE 8: SURRENDER. Upon the expiration or earlier termination of this Sublease, Sublessee shall surrender the Sublease Premises in good condition and repair, excepting only ordinary wear and tear and damage by fire, earthquake, act of God or the elements. Sublessee agrees to repair any damage to the Sublease Premises, or the building of which the Sublease Premises are a part, caused by or related to the removal of Sublessee's personal property, fixtures, furniture, equipment or signage, or any improvements, alterations or additions installed by Sublessee which Master Lessor requires Sublessee to remove upon expiration or earlier termination of this Sublease or which Sublessor requires Sublessee to remove upon early termination of the Sublease, including, without limitation, repairing the floor, patching and/or painting the walls and restoring all or any part or parts of the Sublease Premises to the condition and configuration existing as of the Early Occupancy Date, all to the reasonable satisfaction of Sublessor and/or Master Lessor and at Sublessee's sole cost and expense. If Sublessee elects to terminate the Sublease in accordance with
Section 19.9.1 below, Sublessor shall notify Sublessee, at least thirty (30) days prior to the Early Termination Date, of any improvements, alterations or additions installed by Sublessee which Sublessor requires Sublessee to remove and the portions of the Sublease Premises to be restored to the condition and

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configuration existing as of the Early Occupancy Date. Sublessee shall indemnify Sublessor against any loss or liability resulting from delay by Sublessee in so surrendering the Sublease Premises, including, without limitation, any claims made by the Master Lessor and/or any succeeding tenant or subtenant founded on such delay. Such indemnity obligation shall survive the expiration or earlier termination of this Sublease.

ARTICLE 9: CONSENT. Whenever the consent or approval of Master Lessor is required pursuant to the terms of the Master Lease, for the purposes of this Sublease, Sublessee, in each instance, shall be required to obtain the written consent or approval of both Master Lessor and Sublessor. If Master Lessor refuses to grant its consent or approval, Sublessor may withhold its consent or approval and Sublessee agrees that such action by Sublessor shall be deemed reasonable.

ARTICLE 10: INSURANCE. All insurance policies required to be carried by Sublessor under the Master Lease shall be maintained by Sublessee pursuant to the terms of the Master Lease, and shall name Sublessor and Master Lessor (and such other lenders, persons, firms, or corporations as are designated by Sublessor or Master Lessor) as additional insureds by endorsement. All policies shall be written as primary policies with respect to the interests of Master Lessor and Sublessor and such other additional insureds and shall provide that any insurance carried by Master Lessor or Sublessor or such other additional insureds is excess and not contributing insurance with respect to the insurance required hereunder. All policies shall also contain "cross liability" or "severability of interest" provisions and shall insure the performance of the indemnity set forth in Article 14 of this Sublease. Sublessee shall provide Master Lessor and Sublessor with copies or certificates of all policies, including in each instance an endorsement providing that such insurance shall not be canceled or amended except after thirty (30) days prior written notice to Master Lessor and Sublessor. All deductibles, if any, under and such insurance policies shall be subject to the prior reasonable approval of Sublessor, and all certificates delivered to Master Lessor and Sublessor shall specify the limits of the policy and all deductibles thereunder.

ARTICLE 11:  NOTICES.

Article 11.1 NOTICE REQUIREMENTS. All notices, demands, consents, and approvals which may or are required to be given by either party to the other under this Sublease shall be in writing and may be given or made by overnight courier such as Federal Express or by United States registered or certified mail addressed as shown in Article 1. Any notice or demand so given shall be deemed to be delivered or made on the date personal service is effected or, on the next business day if sent by overnight courier, or the same day as given if sent by facsimile transmission and received by 5:00 p.m. Pacific time or on the second business day after the same is deposited in the United States Mail as registered or certified and addressed as above provided with postage thereon fully prepaid. Either party hereto may change its address at any time by giving written notice of such change to the other party in the manner provided herein at least ten (10) business days prior to the date such change is desired to be effective.

Article 11.2 NOTICES FROM MASTER LESSOR. Each party shall provide to the other party a copy of any notice or demand received from or delivered to Master Lessor within one business day of receiving or delivering such notice or demand.

ARTICLE 12: DAMAGE, DESTRUCTION, CONDEMNATION. To the extent that the Master Lease gives Sublessor any rights following the occurrence of any damage, destruction or condemnation to terminate the Master Lease, to repair or restore the Sublease Premises, to contribute toward such repair or

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
restoration costs to avoid termination, to obtain and utilize insurance or condemnation proceeds to repair or restore the Sublease Premises, or any similar rights, such rights shall be reserved to and exercisable solely by Sublessor, in its sole and absolute discretion, and not by Sublessee. The exercise of any such right by Sublessor shall under no circumstances constitute a default or breach under this Sublease or subject Sublessor to any liability therefor.

ARTICLE 13: INSPECTION OF THE SUBLEASE PREMISES. Sublessee shall permit Sublessor and its agents to enter the Sublease Premises at any reasonable time for the purpose of inspecting the same or posting a notice of non-responsibility for alterations, additions or repairs, provided that Sublessor provides at least twenty-four (24) hours prior notice (except in the case of emergency).

ARTICLE 14: INDEMNITY; EXEMPTION OF SUBLESSOR FROM LIABILITY.

Article 14.1 SUBLESSEE INDEMNITY. Sublessee shall indemnify, defend (with counsel reasonably satisfactory to Sublessor), protect and hold Sublessor harmless from and against any and all claims, demands, actions, suits, proceedings, liabilities, obligations, losses, damages, judgments, costs, expenses (including, but not limited to, reasonable attorneys', consultants' and expert witness fees) arising out of or related (i) Sublessee's use of the Sublease Premises, the conduct of Sublessee's business therein, or any activity, work or thing done, permitted or suffered by Sublessee in or about the Sublease Premises, (ii) a breach by Sublessee in the performance in a timely manner of any obligation of Sublessee to be performed under this Sublease, (iii) a failure by Sublessee to comply with any term, covenant, condition or restriction under the Master Lease, or (iv) the negligence or intentional acts of Sublessee or Sublessee's agents, contractors, employees, subtenants, licensees, or invitees. The foregoing obligations shall survive the expiration or earlier termination of this Sublease.

Article 14.2 SUBLESSOR INDEMNITY. Sublessor shall indemnify, defend (with counsel reasonably satisfactory to Sublessee), protect and hold Sublessor harmless from and against any and all claims, demands, actions, suits, proceedings, liabilities, obligations, losses, damages, judgments, costs, expenses (including, but not limited to, reasonable attorneys', consultants' and expert witness fees) arising out of or related to a failure by Sublessor to comply with any term, covenant, condition or restriction under the Master Lease which is not otherwise required to be performed in whole or in part by Sublessee under this Sublease. The foregoing obligations shall survive the expiration or earlier termination of this Sublease.

Article 14.3 SUBLESSEE WAIVER. Sublessee, as a material part of the consideration to Sublessor, hereby waives all claims against Sublessor for damage to property or injury to persons in, upon or about the Sublease Premises arising from any cause, except in connection with damage or injury caused solely by the gross negligence or willful misconduct of Sublessor. This waiver shall survive the expiration or earlier termination of this Sublease.

Article 14.4 MUTUAL WAIVER OF SUBROGATION. The parties hereby waive any rights of recovery each may have against the other in connection with any loss or damage occasioned to either party's respective property, the Sublease Premises, or its contents, arising from any risk generally covered by fire and extended coverage insurance, irrespective of the cause of such fire or casualty. In addition, the parties each, on behalf of their respective insurance companies, waive any right of subrogation that such insurance company may have against the other party for any such loss or damage, provided that such waiver does not invalidate any such policy. In the event that such waiver would invalidate such policy, the insured party shall promptly notify the other in writing.


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
 ARTICLE 15: ASSIGNMENT AND SUBLETTING. Sublessee shall not voluntarily or by operation of law assign this Sublease or enter into license or concession agreement, sublet all or any part of the Sublease Premises, or otherwise transfer, mortgage, pledge, hypothecate or encumber all or any part of Sublessee's interest in this Sublease or in the Sublease Premises or any part thereof, without the prior written consent of Master Lessor (pursuant to the terms of the Master Lease) and Sublessor, which consent shall not be unreasonably withheld or delayed by Sublessor. Sublessee shall have no right to sublease less than the entire area of the Sublease Premises, and Sublessee agrees that it shall be reasonable for Sublessor or Master Lessor to withhold its consent to any sublease of a portion of the Sublease Premises. Any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a default by Sublessee under this Sublease. Sublessee hereby irrevocably assigns to Sublessor all rent and other sums or consideration in any form, from any such subletting or assignment, and agrees that Sublessor, as assignee and as attorney-in-fact for Sublessee, or a receiver for Sublessee appointed upon Sublessor's application, may collect such rent and other sums and apply the same against amounts owing to Sublessor in the event of Sublessee's default; provided, however, that until the occurrence of any default by Sublessee or Sublessee's assignee or subtenant, Sublessee shall have the right to collect such sums, provided that two-thirds (2/3) of all rent and other charges payable by any such assignee or subtenant in excess of the Rent payable under this Sublease ("excess rent") shall belong to Sublessor and be paid to Sublessor within thirty (30) days following Sublessee's receipt thereof; provided, however, that Sublessee shall first be entitled to recover from such excess rent the amount of all reasonable leasing commissions paid to third parties not affiliated with Sublessee in connection with said assignment or subletting.

ARTICLE 16: DELIVERY OF DOCUMENTS. Sublessee shall execute and deliver any document or other instrument reasonably required by Master Lessor pursuant to the Master Lease within five (5) days following receipt of a written request from Master Lessor or Sublessor. Failure to comply with this provision shall constitute a default by Sublessee under this Sublease.

ARTICLE 17: HOLDING OVER. Any holding over by Sublessee after the Termination Date, without the prior written consent of Master Lessor and Sublessor, shall not constitute a renewal or extension of this Sublease or give Sublessee any rights in or to the Sublease Premises. Any holding over by Sublessee after the Termination Date, with the prior written consent of Master Lessor and Sublessor, shall be construed as a month-to-month tenancy on the same terms and conditions as specified in this Sublease, except that the Minimum Monthly Rent during such tenancy an amount equal to One Hundred Twenty-five percent (125%) of the most recent Minimum Monthly Rent. Any holding over by Sublessee after the Termination Date, without the prior written consent of both Master Lessor and Sublessor, shall be construed as a tenancy at sufferance (terminable upon notice by Sublessor) on the same terms and conditions as specified in this Sublease, except that Sublessee shall pay to Sublessor as Minimum Monthly Rent during such tenancy an amount equal to Two Hundred Percent (200%) of the most recent Minimum Monthly Rent.

ARTICLE 18: OPTIONS. Any right of Sublessor to extend or renew the term of the Master Lease or to expand the Premises (if any) shall be reserved to and exercisable solely by Sublessor, in its sole discretion, and not by Sublessee.

ARTICLE 19: GENERAL PROVISIONS.

Article 19.1 SEVERABILITY. If any term or provision of this Sublease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this

Sublease shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

Article 19.2 ATTORNEYS' FEES; COSTS OF SUIT. If Sublessee or Sublessor shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Sublease, including any suit by Sublessor for the recovery of Rent or possession of the Sublease Premises, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs of suit.

Article 19.3 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any other covenant, term or condition. Acceptance by Sublessor of any performance by Sublessee after the time the same shall have become due shall not constitute a waiver by Sublessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Sublessor in writing.

Article 19.4 BROKERAGE COMMISSIONS. The parties represent and warrant to each other that they have dealt with no brokers, finders, agents or other person in connection with the transaction contemplated hereby to whom a brokerage or other commission or fee may be payable, except for the brokers named in Article
1. Each party shall indemnify, defend and hold the other harmless from any claims arising from any breach by the indemnifying party of the representation and warranty in this Article 19.4.

Article 19.5 BINDING EFFECT. Preparation of this Sublease by Sublessor or Sublessor's agent and submission of the same to Sublessee shall not be deemed an offer to lease. This Sublease shall become binding upon Sublessor and Sublessee only when fully executed by Sublessor and Sublessee and approved in writing by Master Lessor.

Article 19.6 ENTIRE AGREEMENT. This instrument, along with any exhibits and addenda hereto, constitutes the entire agreement between Sublessor and Sublessee relative to the Sublease Premises. This Sublease may be altered, amended or revoked only by an instrument in writing signed by both Sublessor and Sublessee. There are no oral agreements or representations between the parties affecting this Sublease, and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, representations and understandings, if any, between the parties hereto.

Article 19.7 EXECUTION. This Sublease may be executed in one or more counterparts, each of which shall be considered an original counterpart, and all of which together shall constitute one and the same instrument. Each person executing this Sublease represents that the execution of this Sublease has been duly authorized by the party on whose behalf the person is executing this Sublease.

Article 19.8 MASTER LESSOR CONSENT. Sublessor's obligations under this Sublease are conditioned upon receipt by Sublessor of Master Lessor's written consent to this Sublease (in form and substance satisfactory to Sublessor) within fifteen (15) days following the Effective Date.

Article 19.9   ADDITIONAL PROVISIONS.

     Article 19.9.1 Early Termination Right. At any time before November 30, 2001 ("Exercise Period"), Sublessee shall have a one time right to terminate the Sublease Term effective as of August 31, 2002 ("Early Termination Date"), provided that Sublessee is not in default under the Sublease on the date of exercise or the Early Termination Date. The foregoing right may be exercised by Sublessee only by delivering written notice of termination to Sublessor during the Exercise Period, in which event the Sublease Term shall be deemed to expire on the Early Termination Date but the Sublease shall otherwise remain unmodified and continue in full force and effect. Nothing herein shall be deemed to release Sublessee from any liability or obligations of Sublessee under the Sublease which by their terms survive the expiration or earlier termination of the Sublease Term.

     Article 19.9.2 Fair Market Rental. For purposes of determining the Minimum Monthly Rent for the Sublease Premises for the Period commencing September 1, 2002 and ending August 31, 2005 ("FMR Period"), the parties shall meet, no earlier than January 1, 2002 nor later than March 1, 2002, and endeavor to agree upon the fair market rental of the Sublease Premises for the FMR Period, including, without limitation, any annual rent escalations applicable during the FMR Period. In determining the fair market rental for the Sublease Premises, the parties shall consider comparable buildings of a similar quality and size with similar improvements located in the counties of Santa Clara and San Mateo, California. If the parties cannot agree upon the fair market rental for the Sublease Premises by March 31, 2002, the parties shall submit the matter to binding appraisal in accordance with the following procedures: On or before April 15, 2002, the parties shall either (a) jointly appoint an appraiser for this purpose or (b) failing joint action, separately designate a disinterested appraiser. The parties shall each pay one-half (1/2) of the fees and expenses of the jointly appointed appraiser or, if the parties separately designate disinterested appraisers, the parties shall pay the fees and expenses of the appraiser so appointed by said party. No person shall be appointed or designated an appraiser unless he or she is an M.A.I. appraiser with at least five (5) years experience in appraising major commercial properties located in the counties of Santa Clara and San Mateo, California. If the two (2) appraisers thus appointed cannot reach agreement on the question presented within thirty
(30) days after their appointment, then the appraisers thus appointed shall appoint a third (3rd) disinterested appraiser having like qualifications. If, within thirty (30) days after the third (3rd) appraiser has been chosen, a majority of the appraisers cannot reach agreement on the question presented, then the average of the two (2) closest appraisals shall determine the fair market rental and shall be binding and conclusive upon the parties. Each party shall pay one-half (1/2) of the fees and expenses of the third (3rd) appraiser. If the two (2) appraisers appointed by the parties cannot agree on the appointment of the third (3rd) appraiser, either or both of them shall give notice of such failure to the parties, and if the parties fail to agree upon the selection of such third (3rd) appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

     If for any reason the parties have not determined the fair market rental for the Sublease Premises for the FMR Period on or before August 21, 2002, then Sublessee shall pay to Sublessor, as Minimum Monthly Rent for the month of August, 2002 and each month thereafter until the fair market rental has been determined, an amount equal to the Minimum Monthly Rent payable for the month of August, 2002. Upon such determination, the agreed monthly rental shall be retroactively applied from September 1, 2002. Sublessee shall, within ten (10) days thereafter, make up any accumulated deficiency for all months of the extension period plus interest on each deficiency rental payment calculated from the respective dates thereof at a rate equal to the rate then available on a one-year Certificate of Deposit, compounded annually at the bank in which Sublessor maintains Sublessor's commercial checking account. If Sublessee has paid more than the agreed monthly rental, then Sublessor shall credit Sublease with such accumulated excess (plus interest calculated in the same manner as set forth above for deficient payments) by deducting such excess from the Minimum Monthly Rent next to become due.

     Article 19.9.3 Condition of the Premises. The following shall be added at the end of Article 2.2 of the Sublease:

     Notwithstanding the foregoing, Sublessor shall deliver the Sublease Premises to Sublessee in broom clean condition, with all plumbing, electrical, HVAC and elevator systems (collectively, "Building System") in good working order and repair. Sublessee shall have a period of thirty
     (30) days after the Early Occupancy Date to give Sublessor written notice of any required repairs to the Building Systems. If Sublessee gives Sublessor written notice during such thirty (30) day period, Sublessor and Sublessee shall meet and confer to agree upon the extent of any repairs necessary to render the Building Systems in good working order and repair. Thereafter, Sublessor shall ascertain whether the repair of such defect is an obligation of Sublessor or Master Sublessor under the Master Lease. If the repair is the obligation of Sublessor, Sublessor shall, at its expense, promptly make such repair in a commercially reasonable manner; provided, however, that Sublessor shall have no obligation to perform or otherwise remedy any defects or items of disrepair caused by Sublessee or its agents, employees or contractors following the Early Occupancy Date or any code compliance issues related to the Building Systems. If the repair is the obligation of Master Sublessor, the provisions of Article 2.2 of this Sublease shall apply. Failure by Sublessee to give Sublessor written notice of defects in the Building Systems during such thirty (30) day period shall constitute conclusive evidence that the Building Systems are in good working order and repair. In addition, Sublessor shall leave all existing communications wiring within the Sublease Premises, rolled-up at the point of termination and otherwise in its "as-is, where-is" condition.

     Article 19.9.4 Early Occupancy. Sublessor will permit Sublessee to occupy the Sublease Premises from February 1, 1999 ("Early Occupancy Date") through the Commencement Date for purposes of designing and installing Sublessee's tenant improvements, subject to the terms and conditions of Articles 4.3 and
7.3 above.

     Article 19.9.5 Security Deposit. Notwithstanding Article 6 to the contrary, Sublessee shall have the right to deposit with Sublessor the Security Deposit in the form of a letter of credit pursuant to the same terms and conditions as are set forth in Section 44 of the Master Lease.

     Article 19.9.6 Assignment. Notwithstanding Article 15 of this Sublease to the contrary, Sublessee shall have the right to assign or sublet the Sublease Premises without Sublessor's consent pursuant to the same terms and conditions as are set forth in Section 48 of the Master Lease.

     IN WITNESS WHEREOF, the parties hereto have entered into this Sublease as of the Effective Date set forth hereinabove.

SUBLESSOR:                           SUBLESSEE:

SILICON GRAPHICS, INC.,              VERITAS SOFTWARE CORPORATION,
a Delaware corporation               a Delaware corporation


By  /s/ [Signature Illegible]        By /s/ JAY A. JONES
   ----------------------------         --------------------------
                                            JAY A. JONES
Its VP Facilities                    Its Vice President and
                                         General Counsel

[LOGO] Silicon Graphics                      2011 N. Shoreline Blvd.
       Computer Systems                      Mountain View, CA 94043-1389
                                             Telephone (650) 390-5089
                                             FAX (650) 932-0551


                                January 7, 1999

VIA FACSIMILE

Veritas Software Corporation
Attn: Jay Jones

     Re: 900 Alta Avenue, Mountain View CA

Dear Jay:

Silicon Graphics, Inc. ("SGI"), as sublessor, intends to approve the tenant improvements comprising the hardwall and cubicle offices as shown on certain plans more particularly described as the preliminary schematic layout of 900 Alta for the first floor (dated 1/5/95) and second floor (dated 1/6/99) upon SGI's receipt of the written consent of the Master Lessor to such improvements in accordance with the terms of the Master Lease (which consent shall provide that SGI has no obligation to restore the premises to its existing interior configuration) and acceptable construction plans depicting such improvements as described under the Sublease and Master Lease. Nothing herein will modify the obligations of Veritas under Article 8 of the Sublease. Unless otherwise defined herein, all capitalized terms will have the meanings set forth in the Sublease.

                                   SILICON GRAPHICS, INC.

                                   By /s/ [Signature Illegible]
                                      ----------------------------------
                ---------
                SGI LEGAL          Its VP Facilities
                ---------           ---------------------------------

[LETTERHEAD]

[LOGO]  Peery/Arrillaga


February 2, 1999

MR. ED MALYSZ
SILICON GRAPHICS, INC.
2011 N. Shoreline Blvd.
Mountain View, CA 94043

Re: CONSENT TO SUBLEASE TO VERITAS SOFTWARE CORPORATION, A DELAWARE CORPORATION FOR A PERIOD OF SIX YEARS FIVE MONTHS FIFTEEN DAYS, COMMENCING MARCH 1, 1999 AND TERMINATING AUGUST 15, 2005.

Gentlemen:

This letter is written with regard to your proposed sublease of all of the 92,400 square feet of space (as shown on Exhibit A attached hereto) (the "Sublet Premises") leased by Tenant at 900 Alta Avenue, Mountain View, California, under Lease Agreement dated March 16, 1995 ("Master Lease"), by and between John Arrillaga Survivor's Trust (previously known as the "Arrillaga Family Trust") and Richard T. Peery Separate Property Trust ("Master Landlord"), and Silicon Graphics, Inc., a Delaware corporation ("Tenant"), which Tenant is proposing to sublease to Veritas Software Corporation, a Delaware corporation ("Subtenant") on the terms and conditions set forth in the proposed Sublease dated December 31, 1998, submitted by Tenant to Master Landlord on January 29, 1999 (the "Sublease").

Pursuant to Master Lease Paragraph 16 ("Assignment and Subletting") Master Landlord hereby approves Tenant's subleasing said space to Subtenant, under the Sublease, subject to the following terms and conditions:

1. Master Landlord's Consent shall in no way void or alter any of the terms of the Lease by and between Master Landlord and Tenant, nor shall this Consent alter or diminish in any way Tenant's obligations to Master Landlord.

2. Tenant shall not give Subtenant any rights or privileges in excess of those given Tenant under the terms of the Master Lease.


                                                                 Initial:
                                                                          ----

3. If Subtenant subleases and/or occupies less than one hundred percent of the building, Subtenant shall not have a separate address from the address of the Premises. Therefore, Tenant shall provide Subtenant with internal mail delivery. Tenant and Subtenant shall share (the prorate shares to be determined in a separate agreement between Tenant and Subtenant) the existing signage allocated to Tenant for the Premises.

4. Master Landlord has not reviewed the terms of any agreement between Tenant and Subtenant, and in approving said Sublease, Master Landlord is in no way approving any term, covenant or condition therein contained, and said Sublease is subject and subordinate to all terms, covenants and conditions of the Master Lease. Master Landlord shall not be bound by any agreement other than the terms of the Master Lease between Master Landlord and Tenant. In the event of conflict in the terms, covenants and conditions between the Sublease and Master Lease, the terms, covenants and conditions of the Master Lease shall prevail and take precedence over said Sublease. Master Landlord does not make any warranties or representations as to the condition of the Leased Premises or the terms of the Lease between Master Landlord and Tenant. This Consent to Sublease shall in no event be construed as consent to any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party; and any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party shall require the prior written consent of Master Landlord. Under no circumstances will Master Landlord consent to a sub-sublease or assignment under the Sublease.

5. A. It is agreed by all parties hereto that in the event Master Landlord terminates the Master Lease, pursuant to any right therein contained, said Sublease shall automatically terminate simultaneously with the Master Lease. Notwithstanding anything to the contrary set forth above, Master Landlord, at Master Landlord's sole option and election, may choose to allow Subtenant to remain in possession of the Sublet Premises under said Sublease subject to all terms, covenants and conditions of said Master Lease by giving Subtenant written notice prior to the effective date of termination of said Master Lease, of Master Landlord's election to allow Subtenant to remain in possession of the Sublet Premises in which event Subtenant shall be entitled and obligated to remain in possession of the Sublet Premises under the terms of said Sublease, subject to all terms, covenants and conditions of the Master Lease, including, without limitation to, payment of Basic rent at the greater of: (i) the rate provided for in the Master Lease, or (ii) the rate provided for in the Sublease. Such election by Master Landlord shall not operate as a waiver of any claims Master Landlord may have against Tenant. Following such written notice by Master Landlord Subtenant shall then, as of the effective date of said termination of said Master Lease, be liable to and shall attorn in writing directly to Master Landlord as though said Sublease were executed directly between Master Landlord and Subtenant; provided, however, it is specifically agreed between the parties hereto, that whether Master Landlord elects to allow Subtenant to remain in possession



                                                                 Initial:
                                                                         -------
of the Sublet Premises under the terms of the Sublease, subject to the Master Lease, or allow said Sublease to automatically terminate simultaneously with the Master Lease, Master Landlord shall not, in any event, nor under any circumstances be responsible or liable to Subtenant for (i) the return of any security deposit paid by Subtenant to Tenant, nor shall Subtenant be given credit for any prepaid rental or other monetary consideration paid by Subtenant to Tenant under said Sublease; (ii) any other claim or damage of any kind or nature whatsoever by reason of or in connection with Master Landlord's termination of said Master Lease and/or Sublease; and (iii) any default of Tenant under the Sublease.

B. In the event Master Landlord has terminated the Master Lease, and has not elected, in writing prior to the effective date of termination of said Master Lease, to allow Subtenant to remain in the Sublet Premises as set forth above, said Sublease shall terminate co-terminously with the effective termination of the Master Lease automatically, without notice, and Subtenant and/or Tenant, jointly and severally, shall surrender the Sublet Premises to Master Landlord in good condition and repair as of the effective termination of the Master Lease, with Master Landlord having no obligation or liability whatsoever to Subtenant by reason of or in connection with such early termination of the Master Lease. In the event Subtenant and/or Tenant fails to timely surrender the Sublet Premises to Master Landlord in good condition and repair as of the date the Master Lease terminates, Subtenant and/or Tenant, jointly and severally, shall be liable to Master Landlord in such event for all damages, costs, claims, losses, liabilities, fees or expenses sustained by Master Landlord, including, but not limited to, loss of rental income, attorney's fees and court costs resulting from or in connection with Subtenant's failure to timely vacate the Sublet Premises and surrender the Sublet Premises to Master Landlord as of the effective termination date of said Master Lease.

C. As a condition to Landlord's consent to the Sublease, by execution of this Consent to Sublease, Subtenant hereby agrees to be bound by the following provision in relation to both Tenant and Master Landlord:

     If Master Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease Termination Date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Master Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Master Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity to challenge such an early termination of the Sublease, and unconditionally releases and relieves Master Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"),

                                                               Initial:
                                                                        --------
     whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

     The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

     Initials:                            Initials:
              ---------                            ---------
              Subtenant                            Tenant

6. In consideration of Master Landlord's consent to the Sublease, Tenant irrevocably assigns to Master Landlord, as security for Tenant's obligations under this Lease, all rent and income payable to Tenant under the Sublease. Therefore, Master Landlord may collect all rent due under the Sublease and apply it towards Tenant's obligations under the Master Lease and Tenant and Subtenant agree to pay same to Master Landlord upon demand without further consent of Tenant and Subtenant required; provided, however, that until the occurrence of a default by Tenant under the Master Lease (after the passage of any applicable cure period), Tenant shall have the right to collect such rent. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of a written notice from Master Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Master Landlord the rents due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely on any such statement and request from Master Landlord, and that Subtenant shall pay such rents to Master Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Tenant to the contrary. Tenant shall have no right or claim against Subtenant or Master Landlord for any such rents so paid by Subtenant to Master Landlord; provided, however, that any rent so collected by Master Landlord shall be applied against the like obligations of Tenant to Master Landlord. It is further agreed between the parties hereto that neither Tenant's assignment of such rent and income, nor Master Landlord's acceptance of any payment of rental or other sum due by Subtenant to Tenant under said sublease, whether payable directly to Master Landlord or endorsed to Master Landlord by Tenant, shall in any way nor in any event be construed as creating a direct contractual relationship between Master


                                                             Initial
                                                                    ------------

     Landlord and Subtenant, unless the Parties expressly so agree in writing and such acceptance shall be deemed to be an accommodation by Master Landlord to, and for the convenience of, Tenant and Subtenant. Any direct contractual agreement between Master Landlord and Subtenant must be in writing.

7. Pursuant to the provisions of Paragraph 16 entitled "Assignment and Subletting" of the Master Lease, Master Landlord hereby requires Tenant to pay to Master Landlord, as Additional Rent, fifty percent (50%) of all Rents and/or additional consideration received by Tenant from said Sublease in excess of the Rent payable to Master Landlord in said Lease during the Sublease Term (hereinafter referred to as "Excess Rent"); provided, however, that for sharing such Excess Rent, Tenant shall first be entitled to recover from such Excess Rent the amount of all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the sublease. Tenant and Subtenant acknowledge that any Excess Rent is owed to Master Landlord and Tenant hereby agrees to pay any Excess Rent to Master Landlord as due under said Sublease. Tenant and Subtenant represent and warrant to Master Landlord that: (1) the information to be completed and provided by Tenant and Subtenant on the attached Exhibit B "Summary of Amounts/Consideration to be Paid by Subtenant" accurately represents amounts to be paid by Subtenant under said Sublease; (2) no additional consideration is due Tenant under said Sublease, other than the additional consideration (if any) identified on Exhibit B; and (3) no changes in the terms and/or conditions of said Sublease shall be made without Master Landlord's prior written approval.

8. Paragraph 6 ("Second Option to Extend Lease for Five (5) Years") of Amendment No. 1 dated December 8, 1995 of the Master Lease provides that said Option to Extend Lease may not be assigned by Tenant; therefore, through this document, Master Landlord, Tenant and Subtenant agree that said Option Right is terminated and no longer in effect.

9. This Consent is conditional upon Master Landlord's receipt of Master Landlord's reasonable costs and attorney's fees, to which Master Landlord is entitled under Paragraph 16 of the Master Lease. Tenant shall pay such fees and costs to Landlord, pursuant to the invoice provided to Tenant by Landlord with this Consent, upon execution of this Consent by Tenant and subtenant.

10. This Consent to Sublease shall only be considered effective, and Master Landlord's consent to the Sublease given, when (i) Landlord receives payment from Tenant of Landlord's costs, and (ii) this Letter Agreement is executed by Master Landlord, Tenant, and Subtenant, and Guarantors (if any) under the Master Lease.

Please execute this letter in the space provided below, obtain the signature of Subtenant, and return all copies to our office no later than February 16, 1999. IN THE EVENT TENANT FAILS TO RETURN THE FULLY EXECUTED DOCUMENTS TO LANDLORD BY FEBRUARY 16, 1999, THIS CONSENT SHALL BE AUTOMATICALLY RESCINDED, IN WHICH EVENT, TENANT SHALL BE REQUIRED TO RESUBMIT ITS REQUEST IN THE EVENT TENANT DESIRES TO GO FORWARD WITH SAID SUBLEASE. A fully executed


                                                                Initial:
                                                                        --------
copy will be returned to you after execution by the Master Landlord.

                                        Very truly yours,


                                        PEERY/ARRILLAGA

                                        By  /s/ JOHN ARRILLAGA
                                          --------------------------
                                            John Arrillaga

THE UNDERSIGNED Tenant and Subtenant do hereby jointly and severally agree to the terms and conditions of this Consent to Sublease.

TENANT:                               SUBTENANT:

SILICON GRAPHICS, INC.                VERITAS SOFTWARE CORPORATION
a Delaware corporation                a Delaware corporation

By /s/ RAY JOHNSON                    By /s/ JAY A. JONES
  -----------------------------         -----------------------------

Print Name  RAY JOHNSON               Print Name  JAY A. JONES
           --------------------                  --------------------

Title  VP Facilities                         VICE PRESIDENT AND
      -------------------------       Title  GENERAL COUNSEL
                                          -------------------------

                                                                       EXHIBIT A
                                  [FLOOR PLAN]
                         [ALTA-PLYMOUTH OFFICE COMPLEX]





EXHIBIT B TO LEASE AGREEMENT DATED MARCH 16, 1995 BY AND BETWEEN JOHN ARRILLAGA AND RICHARD T. PEERY SEPARATE PROPERTY TRUSTS, AS LANDLORD, AND SILICON GRAPHICS, INC., A DELAWARE CORPORATION, AS TENANT.


                                 (Page 1 of 2)

                       EXHIBIT B TO "CONSENT TO SUBLEASE"
            SUMMARY OF AMOUNTS/CONSIDERATION TO BE PAID BY SUBTENANT


 PERIOD*      BASIC RENT      R.E. TAXES       PROP. INS.          UTILITIES              LANDSCAPE          MISCELLANEOUS
BY MONTH     TOTAL    PSF     TOTAL     PSF    TOTAL        PSF    TOTAL       PSF     TOTAL        PSF    TOTAL         PSF
========  == ============  == ============= == ================ == =============== ==  ================ == ================= ==
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SEE SCHEDULE ATTACHED               PAID PER THE MASTER LEASE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

  MISCELLANEOUS          TOTAL CHARGE PER PERIOD
TOTAL         PSF         TOTAL            PSF
=================  ==    ======================

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

IF ADDITIONAL SPACE IS NEEDED, PLEASE DUPLICATE AND ATTACH
*IF PAYMENTS ARE REQUIRED OTHER THAN MONTHLY, PLEASE INCLUDE THESE PAYMENTS AS
 WELL.

**IF SUBLEASE RENT PAID INCLUDES MISCELLANEOUS EXPENSES, PLEASE IDENTIFY THE $
  AMOUNT /PSF OF THE TOTAL RENT PAYMENT ALLOCATED TO BASIC RENT AND EACH ADDITIONAL EXPENSE ITEM.

IS ANY ADDITIONAL CONSIDERATION (MONETARY AND/OR SERVICES) DUE UNDER THE
SUBLEASE? YES    NO  X
             ---    ---

IF "YES", IDENTIFY TYPE CONSIDERATION AND DOLLAR VALUE ASSIGNED TO SAID
CONSIDERATION:

Type:                            Value: $
     ---------------------               ----------

Type:                            Value: $
     ---------------------               ----------

Type:                            Value: $
     ---------------------               ----------

Type:                            Value: $
     ---------------------               ----------

Type:                            Value: $
     ---------------------               ----------

IF ADDITIONAL SPACE IS NEEDED, PLEASE DUPLICATE AND ATTACH


TENANT                                          SUBTENANT
SILICON GRAPHICS, INC.                          VERITAS SOFTWARE CORPORATION

By:  [SIGNATURE ILLEGIBLE]                      By: [SIGNATURE ILLEGIBLE]
   -----------------------                         -------------------------

Printed:                                        Printed:
        ------------------                              --------------------

Title:                                          Title:
      --------------------                              ---------------------

900 ALTA AVENUE, MOUNTAIN VIEW
SCHEDULE OF BONUS RENT
1/13/99


RENT SCHEDULE:                Feb-99       Mar-99      Apr-99     May-99       Jun-99      Jul-99      Aug-99     Sep-99
-------------------------------------------------------------------------------------------------------------------------
Veritas Rent to SGI                 0     231,000     231,000     231,000     231,000     231,000     231,000     231,000
SGI Rent to Peery/Arrillaga   175,560     175,560     175,560     175,560     175,560     175,560     175,560     180,180
                            ---------------------------------------------------------------------------------------------
Excess Over P/A Base Rent    -175,560      55,440      55,440      55,440      55,440      55,440      55,440      50,820

Total Rent REceived from
  Veritas                   9,586,500
total Rent Paid Per
  SGI Lease                 7,787,010
                            ---------
BONUS RENT                  1,799,490
Less Commission @
  $5.50 per foot              508,200
                            ---------
Bonus Net of Commission     1,291,290

50% to Peery Arrillaga        645,645
50% to SGI                    645,645


CASH FLOW:                    Feb-99       Mar-99      Apr-99     May-99       Jun-99      Jul-99      Aug-99     Sep-99
-------------------------------------------------------------------------------------------------------------------------
Veritas Rent to SGI                 0     231,000     231,000     231,000     231,000     231,000     231,000     231,000
SGI Rent to Peery/Arrillaga  -175,560    -175,560    -175,560    -175,560    -175,560    -175,560    -175,560    -180,180
                            ---------------------------------------------------------------------------------------------
Excess Over P/A Base Rent    -175,560      55,440      55,440      55,440      55,440      55,440      55,440      50,820
Commission                   -508,200
                            ---------
Cash Flow After
  Commission                             -683,760
Recovery to SGI of
  Negative Cash Flow                       55,440      55,440      55,440      55,440      55,440      55,440      50,820
Bonus Rent                                      0           0           0           0           0           0           0

50% to Peery/Arrillaga                          0           0           0           0           0           0           0
50% to SGI                                      0           0           0           0           0           0           0

NOTE: Veritas has early access to commence improvements, but will not commence rent payments until 3/1/99.

NOTE: If early termination right is not exercised, additional bonus rent schedule will be calculated from 9/1/02 through August 31, 2005.

   Oct-99     Nov-99     Dec-99     Jan-99     Feb-00     Mar-00     Apr-00     May-00     Jun-00    Jul-00    Aug-00     Sep-00
-----------------------------------------------------------------------------------------------------------------------------------
  231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000   231,000   231,000     231,000
  180,180    180,180    180,180    180,180    180,180    180,180    180,180    180,180    180,180   180,180   180,180     184,800
-----------------------------------------------------------------------------------------------------------------------------------
   50,820     50,820     50,820     50,820     50,820     50,820     50,820     50,820     50,820    50,820    50,820      46,200




   Oct-99     Nov-99     Dec-99     Jan-00     Feb-00     Mar-00     Apr-00     May-00     Jun-00    Jul-00    Aug-00     Sep-00
-----------------------------------------------------------------------------------------------------------------------------------
  231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000   231,000   231,000     231,000
 -180,180   -180,180   -180,180   -180,180   -180,180   -180,180   -180,180   -180,180   -180,180  -180,180  -180,180    -184,800
-----------------------------------------------------------------------------------------------------------------------------------
   50,820     50,820     50,820     50,820     50,820     50,820     50,820     50,820     50,820    50,820    50,820      46,200


   50,820     50,820     50,820     50,820     50,820     46,200          0          0          0         0         0           0
        0          0          0          0          0      4,620     50,820     50,820     50,820     50,820   50,820      46,200
        0          0          0          0          0      2,310     25,410     25,410     25,410     25,410   25,410      23,100
        0          0          0          0          0      2,310     25,410     25,410     25,410     25,410   25,410      23,100

   Oct-00     Nov-00     Dec-00     Jan-01     Feb-01     Mar-01     Apr-01     May-01     Jun-01    Jul-01    Aug-01     Sep-01
-----------------------------------------------------------------------------------------------------------------------------------
  231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000   231,000   231,000    231,000
  184,800    184,800    184,800    184,800    184,800    184,800    184,800    184,800    184,800   184,800   184,800    189,420
-----------------------------------------------------------------------------------------------------------------------------------
   46,200     46,200     46,200     46,200     46,200     46,200     46,200     46,200     46,200    46,200    46,200     41,580



   Oct-00     Nov-00     Dec-00     Jan-01     Feb-01     Mar-01     Apr-01     May-01     Jun-01    Jul-01    Aug-01     Sep-01
-----------------------------------------------------------------------------------------------------------------------------------
  231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000    231,000   231,000   231,000    231,000
 -184,800   -184,800   -184,800   -184,800   -184,800   -184,800   -184,800   -184,800   -184,800  -184,800  -184,800   -189,420
-----------------------------------------------------------------------------------------------------------------------------------
   46,200     46,200     46,200     46,200     46,200     46,200     46,200     46,200     46,200    46,200    46,200     41,580


        0          0          0          0          0          0          0          0          0         0         0          0
   46,200     46,200     46,200     46,200     46,200     46,200     46,200     46,200     46,200    46,200    46,200     41,580

   23,100     23,100     23,100     23,100     23,100     23,100     23,100     23,100     23,100    23,100    23,100     20,790
   23,100     23,100     23,100     23,100     23,100     23,100     23,100     23,100     23,100    23,100    23,100     20,790

   Oct-01   Nov-01   Dec-01   Jan-02   Feb-02   Mar-02   Apr-02   May-02   Jun-02   Jul-02  15-Aug-02     TOTAL
-----------------------------------------------------------------------------------------------------------------
  231,000  231,000  231,000  231,000  231,000  231,000  231,000  231,000  231,000  231,000   115,500  9,586,500
  189,420  189,420  189,420  189,420  189,420  189,420  189,420  189,420  189,420  189,420    94,710  7,787,010
-----------------------------------------------------------------------------------------------------------------
   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580    20,790  1,799,490







   Oct-01   Nov-01   Dec-01   Jan-02   Feb-02   Mar-02   Apr-02   May-02   Jun-02   Jul-02   Aug-02      TOTAL
----------------------------------------------------------------------------------------------------------------
  231,000  231,000  231,000  231,000  231,000  231,000  231,000  231,000  231,000  231,000  115,500  9,586,500
 -189,420 -189,420 -189,420 -189,420 -189,420 -189,420 -189,420 -189,420 -189,420 -189,420  -94,710 -7,787,010
----------------------------------------------------------------------------------------------------------------
   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   20,790  1,799,490

        0        0        0        0        0        0        0        0        0        0        0
   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   41,580   20,790  1,799,490

   20,790   20,790   20,790   20,790   20,790   20,790   20,790   20,790   20,790   20,790   10,395    645,645
   20,790   20,790   20,790   20,790   20,790   20,790   20,790   20,790   20,790   20,790   10,395    645,645